UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2026
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 29, 2026, The AES Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. The final voting results for each of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of nine directors, each to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2027.

Director Name	For	Against	Broker Non-Votes	Abstain
Gerard M. Anderson	466,163,142	30,428,273	71,601,507	782,449
Inderpal S. Bhandari	489,500,883	6,687,223	71,601,507	1,185,758
Janet G. Davidson	489,000,158	7,624,122	71,601,507	749,584
Andrés R. Gluski	488,185,169	8,373,990	71,601,507	814,705
Holly K. Koeppel	480,112,131	16,523,865	71,601,507	737,868
Julie M. Laulis	488,112,822	8,458,904	71,601,507	802,138
Alain Monié	489,144,636	7,441,654	71,601,507	787,574
Moisés Naím	482,278,738	14,291,601	71,601,507	803,414
Teresa M. Sebastian	484,373,303	12,213,321	71,601,507	787,202

Proposal 2: Approval, on an advisory basis, of the Company’s executive compensation.

For:	475,793,626
Against:	20,179,586
Abstain:	1,400,652
Broker Non-Votes:	71,601,507

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the independent auditor of the Company for fiscal year 2026.

For:	560,408,498
Against:	7,791,622
Abstain:	775,251
Broker Non-Votes:	0

Proposal 4: A non-binding stockholder proposal regarding stockholder ability to call a special meeting.

For:	172,348,730
Against:	322,918,277
Abstain:	2,106,857
Broker Non-Votes:	71,601,507

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	April 30, 2026	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary